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                                                                 EXHIBIT 10.13.4

January 29, 2001

Mr. Robert Giamo
Silver Diner, Inc.
c/o Silver diner Development, Inc.
corporate office (rear entrance)
11806 Rockville, MD 20852

Re:  Letter Agreement
     Silver Diner
     Pentagon Row

This letter agreement serves to modify and amend the Deed of Lease dated September 22, 2000 (the "Lease") by and between STREET RETAIL, INC., a Maryland corporation (hereinafter "Landlord") and SILVER DINER, INC., a Virginia corporation (hereinafter "Tenant") as follows:

     Addendum V, Section 1 of the Lease is hereby amended by deleting the sum "Thirty-Two Thousand One Hundred Thirty-Six and 00/100 Dollars ($32,136.00)" referred to as the Final Payment and inserting the sum "Sixty-Seven Thousand Ninety-Six and 00/100 ($67,096.00)" in lieu thereof.

ACKNOWLEDGED AND APPROVED:
LANDLORD:
STREET RETAIL, INC.,
a Maryland corporation


By: /s/
    ---------------------------------------
Name: Nancy J. Herman
Title: Senior Vice-President-General Counsel           Date: ____________


TENANT:
SILVER DINER, INC.
a Virginia corporation


By: /s/
    ---------------------------------
Name:  ______________________________
Title:  _____________________________                  Date: ____________


[corporate seal]